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                                                                 EXHIBIT (23)(a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------




IRT Property Company:


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A Amendment No. 1 into the Company's previously filed Registration Statements File Nos. 33-65604, 33-66780, 33-51238, 33-59938, 33-64628 and 33-64741.



                                        ARTHUR ANDERSEN LLP





Atlanta, Georgia
September 28, 1995